NORTHLAND CRANBERRIES, INC.
                            2001 INCENTIVE BONUS PLAN

          1. PURPOSE. The purpose of the Northland Cranberries, Inc. 2001 Incentive Bonus Plan (the "Plan") is to provide cash bonuses to officers and employees of Northland Cranberries, Inc. or any current or future subsidiaries thereof (collectively, unless the context indicates otherwise, the "Company") if the Company attains certain objectives for earnings per share and the officers and employees achieve specific corporate or department objectives and personal goals during the Company's fiscal year ending August 31, 2001 (the "2001 Fiscal Year"). The Board of Directors of the Company (the "Board") believes the Plan will further the interests of the Company and its shareholders by increasing the incentives and personal interest in the financial performance of the Company by those officers and employees who contribute to the Company's continued growth and financial success.

          2. ADMINISTRATION. The Plan shall be administered by the Stock Option and Compensation Committee (the "Committee") of the Board. In accordance with the provision of the Plan, the Committee shall have complete authority to approve the employees of the Company who shall be eligible to participate in the Plan for the fiscal year and the amounts of bonuses paid thereto. The Committee shall also have the authority to adopt such rules and regulations for carrying out the Plan, which are not inconsistent with the terms hereof, as it may deem proper and in the best interests of the Company and shall have complete authority and discretion to resolve all questions regarding eligibility, interpretation, administration and application of this Plan and any related agreements of instruments. All such determinations by the Committee shall be final. The existence of the plan or the grant of any bonuses hereunder shall not restrict the ability of the Committee or the Board to grant any other discretionary bonuses to any executive officers, employees or others outside of the Plan.

          A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by at least a majority of a quorum. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a unanimous vote at a meeting duly called and held.

          3. ELIGIBILITY. Each eligible employee of the company who is selected by the chief executive officer of the Company ("Management") for participation in the Plan, subject to approval by the Committee, shall be a Participant and shall be assigned to the Bonus Level for his or her position according to the schedule attached as Schedule A. A Participant shall have no rights to be selected for further participation in the Plan or any renewal or replacement thereof in any subsequent fiscal year. Written notice of selection for participation in the Plan shall be given to each Participant as soon as practicable following date of selection.

          4. AWARDS TO PARTICIPANTS. Participants shall be entitled to receive from the Company an annual incentive cash compensation award for the 2001 Fiscal Year ("Cash Bonus Award") based on a calculated percentage ("Bonus Percentage") of such Participant's base salary earned during the 2001 Fiscal Year (excluding benefits and bonuses). Such Bonus Percentage shall be determined pursuant to a formula based primarily on the


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percentage that the "Net Income Per Common Share" of the Company for the 2001
Fiscal Year, bears to the "Target Earnings" for the 2001 Fiscal Year, and other specified criteria. The formula and criteria for determining the Bonus Percentage for each Bonus Level are set forth on Schedule B. Management shall set the discretionary bonuses for Bonus Levels I through VI all subject to review by the Committee. The Target Earnings for the 2001 Fiscal Year shall be Net Income Per Common Share of $0.25.

          5. PAYMENT OF CASH BONUSES. The Cash Bonus Awards, if any, determined under Section 4 for the 2001 Fiscal Year shall be distributed by the Company to such Participants in cash, or to his or her estate in the event of death of the Participant, no later than December 8, 2001.

          6. NET INCOME PER COMMON SHARE. For purposes of the Plan, the Company's "Net Income Per Common Share" for the 2001 Fiscal Year shall be equal to the Company's net income per common share reflected on the Company's audited consolidated financial statement for such fiscal year (excluding extraordinary items, but not the issuance of additional shares of capital stock or rights with respect thereto, other than as set forth in Section 10 below).

          7. TERMINATION OF EMPLOYMENT. No Cash Bonus Award shall be made under the Plan for a Participant whose employment with the Company (or subsidiary) is terminated during the 2001 Fiscal Year for reasons other than retirement due to age in accordance with the Company's policies, total or permanent disability, or death, unless approved by the Committee after considering the cause of termination.

          8. NEW EMPLOYEES, TRANSFERS BETWEEN BONUS LEVELS.

          (a) It is contemplated that employees may be approved for participation during a portion of the 2001 Fiscal Year and may be eligible to receive an award for the year based on the number of full months as a Participant. A person newly hired or promoted on or before March 1, 2001, into a position covered by a Bonus Level shall be eligible for participation in the Plan and, if selected by Management, shall have his or her participation in the Plan prorated for the fiscal year.

          (b) Participants who are promoted or otherwise transferred to a position covered by a different Bonus Level will receive Cash Bonus Awards prorated to months served in each eligible position.

          9. POWERS OF COMPANY NOT AFFECTED. The existence of the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Company's stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.


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

          10. CAPITAL ADJUSTMENTS AFFECTING STOCK. In the event of a capital adjustment resulting from a stock dividend (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, spin-off, split-up or distribution of assets to shareholders, recapitalization, merger, consolidation, combination or exchange of shares or the like, the Committee may adjust the determination of net income per common share as it deems appropriate in its sole discretion. The determination of the Committee as to any adjustment shall be final (including any determination that no adjustment is necessary).

          11. AMENDMENT. The Board shall have the right to amend the Plan at any time and for any reason; provided, however, that no amendment of the Plan shall, without the consent of the Participants, alter or impair any of the rights or obligations under any bonuses previously earned and declared.

          12. TAX WITHHOLDING. The Company may deduct and withhold from any amounts payable to a Participant such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes.

          13. EFFECTIVE DATE; FISCAL YEARS COVERED. The Effective Date of this Amended and Restated Plan is October 18, 2000 and the Plan shall apply to and cover the Company's 2001 Fiscal Year. This Plan shall be renewable for additional one-year periods upon action of the Board.

          14. RIGHTS OF PARTICIPANTS.

          (a) No Participant shall have any interest in any specific asset or assets of the Company (or any subsidiary) by reason of any account under the Plan. It is intended that the Company has merely a contractual obligation to make payments when due hereunder.

          (b) No Participant may assign, pledge, or encumber his or her interest under the Plan, or any part thereof.

          (c) Nothing contained in this Plan shall be construed to:

                    (i) Give any Participant any right to receive any award other than in the sole discretion of the Committee;

                    (ii) Limit in any way the right of the Company or subsidiary to terminate an Participant's employment at any time; or

                    (iii) Be evidence of any agreement or understanding, express or implied, that a Participant will be retained in any particular position, at any particular rate of remuneration or for any length of time.


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

                           NORTHLAND CRANBERRIES, INC.
                            2001 INCENTIVE BONUS PLAN

                                   SCHEDULE A

--------------------------------------------------------------------------------
                                                                    MAXIMUM
  BONUS                 POSITIONS                                PERCENTAGE OF
  LEVEL                                                           BASE SALARY
--------------------------------------------------------------------------------
   VII      Chairman and Chief Executive Officer                      60%
            President and Chief Operating Officer
--------------------------------------------------------------------------------
    VI      Executive Vice-President                                  50%
            Vice President - Treasurer - Chief
              Financial Officer
            Senior Vice President - Corporate
              Secretary
            Branded Division President
            Vice President - Packaging and Logistics
            Industrial Ingredients Division President
            Agricultural Operations Division President
            Non-Branded Group President
            Manufacturing Division President
            Corporate Controller

--------------------------------------------------------------------------------
    V       Division Vice Presidents                                  35%
            Assistant Vice-President - Finance
            Directors

--------------------------------------------------------------------------------
    IV      Managers                                                  25%
            Plant Controllers
            Plant Managers

--------------------------------------------------------------------------------
   III      Assistant Managers                                        17%
            Supervisors

--------------------------------------------------------------------------------
    II      Non-Management Salaried and Hourly Employees              10%

--------------------------------------------------------------------------------
    I       Seasonal Employees                                Discretionary
--------------------------------------------------------------------------------


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
                           NORTHLAND CRANBERRIES, INC.
                            2001 INCENTIVE BONUS PLAN

                                   SCHEDULE B

--------------------------------------------------------------------------------
    BONUS LEVEL                 CRITERIA                     BONUS PERCENTAGE
    -----------                 --------                     ----------------

                                                                Sum of:
                                                                ------
--------------------------------------------------------------------------------
     VII    Company's Net Income Per Common
            Share Equals--
              80% or more of Target Earnings              0%
              100% of Target Earnings                     20%
              More than 100% of Target Earnings           1% for Each Percentage
                                                          Point over Target
                                                          Earnings up to 10%
                                                          Maximum

            Criteria adopted by Committee Based on        Discretionary from
            Executive's individual contribution towards   0 to 30%
            enhancement of Company's long-term
            outlook
                                                          -------------------
                                          Maximum Bonus   60% of Base Salary
--------------------------------------------------------------------------------
      VI    Company's Net Income Per Common
            Share Equals--
              90% or more of Target Earnings              0%
              100% or more of Target Earnings             20%

            Discretionary                                 0 to 30%

                                                          -------------------

                                          Maximum Bonus   50% of Base Salary
--------------------------------------------------------------------------------
      V     Company's Net Income Per Common
            Share Equals--
              100% or more of Target Earnings             15%

            Discretionary                                 0 to 20%

                                                          -------------------

                                          Maximum Bonus   35% of Base Salary
--------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------
    BONUS LEVEL                 CRITERIA                     BONUS PERCENTAGE
    -----------                 --------                     ----------------

                                                                Sum of:
                                                                ------
--------------------------------------------------------------------------------
      IV    Company's Net Income Per Common
            Share Equals--
              100% or more of Target Earnings             15%

            Discretionary                                 0 to 10%

                                                          -------------------

                                          Maximum Bonus   25% of Base Salary
--------------------------------------------------------------------------------
     III    Company's Net Income Per Common
            Share Equals--
              100% or more of Target Earnings             10%

            Discretionary                                 0 to 7%

                                                          -------------------

                                          Maximum Bonus   17% of Base Salary
--------------------------------------------------------------------------------
      II    Company's Net Income Per Common
            Share Equals--
              100% or more of Target Earnings             5%

            Discretionary                                 0 to 5%

                                                          -------------------

                                          Maximum Bonus   10% of Base Salary
--------------------------------------------------------------------------------
      I     Discretionary Bonuses                         Discretionary

--------------------------------------------------------------------------------


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